Exhibit 99.1

Acadia Realty Trust

(914) 288-8100

Acadia Realty Trust Announces Appointment of Tamara Fischer to Board of Trustees

RYE, NY (October 19, 2026) – Acadia Realty Trust (NYSE:AKR) (“Acadia” or the “Company”) today announced the appointment of Tamara Fischer to the Company’s Board of Trustees (the “Board”) and to the Nominating and Corporate Governance Committee of the Board, effective October 19, 2026.

Ms. Fischer is a seasoned financial and real estate executive with three decades of experience in the real estate investment trust ("REIT") industry. She most recently served as Executive Chairperson of National Storage Affiliates Trust (“NSA”) from April 2023 until NSA’s acquisition by Public Storage in July 2026, and previously served as NSA’s Chief Executive Officer (January 2020 – March 2023), President (July 2018 – June 2022), and Chief Financial Officer (2013 – December 2019). Prior to NSA, Ms. Fischer served as Executive Vice President and Chief Financial Officer of Vintage Wine Trust, Inc., a triple net lease REIT focused on real estate assets related to the U.S. domestic wine industry, from 2004 to 2008, and as Executive Vice President and Chief Financial Officer of Chateau Communities, Inc., one of the largest REITs in the manufactured home community sector, from 1993 to 2003.

Ms. Fischer currently serves as an independent director on the boards of Mid-America Apartment Communities, Inc. (NYSE: MAA), where she has served since 2023 and is a member of the Audit Committee and Real Estate Investment Committee, and JLL Income Property Trust, Inc., where she has served since 2023 and is chair of the Audit Committee. She previously served as a director of NSA, from 2020 until its acquisition by Public Storage in July 2026, and of Duke Realty Corporation (NYSE: DRE) from 2020 to 2022. Ms. Fischer also served on the Nareit Advisory Board of Governors from January 2025 until July 2026, the Nareit Executive Board from 2021 to 2024, and as Past Chairperson of the Board of the Self Storage Association from 2020 to 2024. She is a certified public accountant (inactive) and received a Bachelor of Arts in Business Administration from Case Western Reserve University.

“Tammy brings deep financial and executive leadership experience in the REIT industry and a sophisticated understanding of our sector, and we are fortunate to welcome her as a Trustee,” stated Lee S. Wielansky, Lead Trustee of the Board. “We believe her perspective and insight will be a valuable addition to our Board as we continue to execute on our strategy with discipline and a focus on long-term value creation.”

About Acadia Realty Trust

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth. Acadia owns and operates a high-quality real estate portfolio of street and open-air retail properties in the nation's most dynamic retail corridors (“REIT Portfolio”), along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

The Company uses, and intends to use, the Investors page of its website, which can be found at https://www.acadiarealty.com/investors, as a means of disclosing material nonpublic information and of complying with its disclosure obligations under Regulation FD, including, without limitation, through the posting of investor presentations and certain portfolio updates. Additionally, the Company uses its LinkedIn profile to communicate with its investors and the public. Accordingly, investors are encouraged to monitor the Investors page of the Company's website and its LinkedIn profile, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

Safe Harbor Statement

Certain statements in this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for the purposes of complying with those safe harbor provisions, in each case, to the extent applicable. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations (including with regards to its acquisition pipeline and development activities) are generally identifiable by the use of words such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project,” or the negative thereof, or other variations thereon or comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results and financial performance to be materially different from future results and financial performance expressed or implied by such forward-looking statements, including, but not limited to: (i) macroeconomic conditions, including due to geopolitical instability (such as ongoing armed conflicts and heightened regional tensions in the Middle East), contemplated tariff increases and other trade restrictions, which may lead to a disruption of or lack of access to the capital markets, disruptions and instability in the banking and financial services industries and rising inflation; (ii) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments (including the potential acquisitions discussed in this press release); (iii) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, including the impact of recently announced tariffs on our tenants and their customers, and their effect on the Company’s and our tenants' revenues, earnings and funding sources and those of our tenants; (iv) increases in the Company’s borrowing costs as a result of

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rising inflation, changes in interest rates and other factors; (v) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (vi) the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (vii) the Company’s ability to obtain the financial results expected from its development and redevelopment projects; (viii) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (ix) the Company’s potential liability for environmental matters; (x) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xi) the economic, political and social impact of, and uncertainty surrounding, any future public health crisis which may adversely affect us and our tenants’ business, financial condition, results of operations and liquidity; (xii) uninsured losses; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology (“IT”) security breaches, including increased cybersecurity risks relating to the use of remote technology and artificial intelligence (“AI”); (xv) the Company’s ability to pay dividends at current levels and the board’s discretion in authorizing future dividends; (xvi) risks associated with our use of AI tools, which could result in reputational harm, and legal or regulatory liability; (xvii) the loss of key executives; and (xviii) the accuracy of the Company’s methodologies and estimates regarding corporate responsibility metrics, goals and targets, tenant willingness and ability to collaborate towards reporting such metrics and meeting such goals and targets, and the impact of governmental regulation on our corporate responsibility efforts.

The factors described above are not exhaustive and additional factors could adversely affect the Company’s future results and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic or current reports the Company files with the SEC. Any forward-looking statements in this press release speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any changes in the Company’s expectations with regard thereto or changes in the events, conditions or circumstances on which such forward-looking statements are based.

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